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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington D. C.  20549

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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):                 February 16, 1994




                              Hecla Mining Company
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)




                       1-8491                           82-0126240
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       (Commission File Number)            (IRS Employer Identification No.)




       6500 Mineral Drive
       Coeur d'Alene, Idaho                              83814-8788
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       (Address of principal executive offices)          (Zip Code)




                                 (208) 769-4100
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                        (Registrant's Telephone Number)
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Item 5.  Other Events.

         On February 16, 1994, the Registrant provided Equinox Resources Ltd. ("Equinox") with information regarding recent developments involving the Registrant in the form attached hereto as Exhibit 1, which exhibit is incorporated herein by this reference. Equinox provided the information to Equinox shareholders in connection with the Extraordinary General Meeting of Equinox shareholders to be held February 25, 1994, to consider the Arrangement involving Equinox and the Registrant. Reference is made to Exhibit 1 for the entire text of such information provided to Equinox shareholders.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

         1. Information provided by Registrant to Equinox Resources Ltd. shareholders regarding Recent Developments.







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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 16, 1994.

                                        HECLA MINING COMPANY



                                        By: /s/ Michael B. White
                                           --------------------------------
                                           Michael B. White
                                           Vice President - General Counsel
                                             & Secretary





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                                 EXHIBIT INDEX


Description                                                                         Pages
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
(c)  1.      Information provided by Registrant to                                  5 - 9
             Equinox Resources Ltd. shareholders
             regarding Recent Developments.





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